UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2012

SUBURBAN PROPANE PARTNERS, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14222	22-3410353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Route 10 West, Whippany, New Jersey	07981
(Address of Principal Executive Offices)	(Zip Code)

(973) 887-5300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 14, 2012 (after such meeting was adjourned on its originally scheduled date of May 1 due to a lack of quorum), Suburban Propane Partners, L.P. (the “Partnership”) held its regular Tri-Annual Meeting (the “Meeting”) of its limited partners (“Unitholders”).

At the Meeting, the Unitholders re-elected to the Board of Supervisors, for a three-year term, all six nominees proposed by the Board:

Nominee	For	Withheld
Harold R. Logan, Jr.	17,266,198	523,824
John Hoyt Stookey	17,143,449	646,573
Dudley C. Mecum	17,137,772	652,250
John D. Collins	16,236,035	1,553,987
Jane Swift	17,232,589	557,433
Michael J. Dunn, Jr.	15,886,084	1,903,938

At the Meeting, the Unitholders also approved the following proposals:

The approval of an advisory resolution approving executive compensation (commonly referred to as “Say-on-Pay”):

For	Against	Abstain	Broker Non-Votes
16,122,718	1,092,850	574,454	0

Adjournment of the Meeting, if necessary, to solicit additional proxies:

For	Against	Abstain	Broker Non-Votes
13,953,108	3,443,334	393,580	0

Unitholders were also asked to approve at the Meeting two sets of amendments to the limited partnership agreements of the Partnership and its operating subsidiary, Suburban Propane, L.P. (the “Existing Partnership Agreements”). Although both sets of amendments received the approval of over 80% of the common units actually voted at the Meeting, due to the relatively small percentage of eligible common units that were actually voted, neither set of amendments received the necessary approval of a majority of the Partnership’s outstanding common units. Therefore, neither set of amendments will be adopted by the Partnership:

The amendment of the Existing Partnership Agreements to potentially facilitate third party financing transactions:

For	Against	Abstain	Broker Non-Votes
13,903,101	3,439,370	447,551	0

The amendment of the Existing Partnership Agreements to provide Delaware courts as the exclusive forum for disputes regarding the interpretation of the partnership agreements:

For	Against	Abstain	Broker Non-Votes
14,104,383	3,271,215	414,424	0

Because the Partnership’s partnership agreement provides for Tri-Annual Meetings of the Unitholders (once every 3 years), no proposal regarding the frequency of Say-on-Pay resolutions was presented to the Unitholders at the Meeting. The Partnership will, for so long as required by applicable law, include a Say-on-Pay proposal at each Tri-Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release of Suburban Propane Partners, L.P. dated May 15, 2012 setting forth results of voting at Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUBURBAN PROPANE PARTNERS, L.P.

By:	PAUL ABEL

Name:	Paul Abel
Title:	Vice President, Secretary and General Counsel

Date: May 15, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of Suburban Propane Partners, L.P. dated May 15, 2012 setting forth results of voting at Meeting.

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